UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 22, 2016

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite 390 Scottsdale, AZ	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of RiceBran Technologies (the “Company”) was held on June 22, 2016 (the “Annual Meeting”). The relevant matters voted upon at the Annual Meeting were as follows:

1.  To elect 7 directors to serve on the Board of Directors until the 2017 Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

2.  To approve, on a nonbinding advisory basis, the compensation of our named executive officers; and

3.  To ratify our appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2016.

As previously disclosed, in addition to the Company’s seven incumbent directors nominated by the Company, a shareholder group (the “LF-RB Group”) solicited proxies for a competing slate of five director nominees.

On June 27, 2016, the independent inspector of elections for the Annual Meeting delivered its preliminary tabulation of voting results for each of the matters submitted to a vote at the Annual Meeting.  These voting results are preliminary and subject to change based upon the results of a customary review and challenge process as well as the cumulative voting process.  The Company will file an amendment to this Current Report on Form 8-K to disclose the final voting results of the Annual Meeting once the final results have been certified by the inspector of elections.

According to the preliminary tabulation of voting results, 5,262,661 shares were cast on the Company’s white proxy card for (and 447,627 shares were withheld from) the Company’s seven nominees, while 3,207,445 shares were cast on the LF-RB Group’s gold proxy card for (and 23,647 shares were withheld from) the LF-RB Group’s five nominees.  As the cumulative voting process has not been completed yet, the specific allocation of votes among individual director candidates has not yet been tabulated by the independent inspector of elections.

According to the preliminary tabulation of voting results, Company’s shareholders approved a resolution, on a nonbinding advisory basis, approving the compensation of our named executive officers, as disclosed in the Proxy Statement, as follows:

Proposal 2	Votes For	Votes Against	Abstained	Broker Non-Votes
Advisory vote approving the compensation of our named executive officers	4,831,199	3,332,298	306,609	221,280

According to the preliminary tabulation of voting results, Company’s shareholders ratified the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the for the year ending December 31, 2016, as disclosed in the Proxy Statement, as follows:

Proposal 3	Votes For	Votes Against	Abstained
Ratification of appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the for the year ending December 31, 2016	7,315,265	273,704	1,102,417

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: June 28, 2016	By:	/s/ J. Dale Belt
Jerry Dale Belt
Chief Financial Officer
(Duly Authorized Officer)